SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


Date of report:  March 16, 1999
       (Date of earliest event reported)



                        NORTH EAST INSURANCE COMPANY
           (Exact name of registrant as specified in its charter)




             Maine                    0-11184               01-0278387
(State or other jurisdiction of     (Commission         (I.R.S. Employer
 incorporation or organization)       File No.)        Identification No.)



                  482 Payne Road, Scarborough, Maine         04074
               (Address of principal executive offices)    (Zip code)



Registrant's telephone number:   (207) 883-2232



Item 5.  Other Events.

On March 17, 1999 the Registrant and Motor Club of America announced the signing of a definitive merger agreement. The merger agreement is dated as of March 16, 1999. A copy of the merger agreement and a copy of the parties' joint press release are filed as exhibits to this report.


Item 6.  Financial Statements and Exhibits.

    (c)  Exhibits.

         99.1 Agreement and Plan of Merger between the Registrant and Motor Club of America, dated as of March 16, 1999; incorporated herein by reference to Exhibit 2 to Form 8-K filed by Motor Club of America (Commission
               File No. 0-671) on March 18, 1999

         99.2  Press release dated March 17, 1999 of
               Registrant and Motor Club of America,
               announcing execution of Agreement and
               Plan of Merger


                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      NORTH EAST INSURANCE COMPANY


Date: March 19, 1999                   By: /s/ Robert G. Schatz
                                           President and Chief
                                           Executive Officer

                              INDEX TO EXHIBITS

Exhibit
Number      Description
-------     ----------------------------------------

99.1 Agreement and Plan of Merger between the Registrant and Motor Club of America, dated as of March 16, 1999; incorporated herein by reference to Exhibit 2 to Form 8-K filed by Motor Club of America (Commission
            File No. 0-671) on March 18, 1999


99.2        Press release dated March 17, 1999 of
            Registrant and Motor Club of America,
            announcing execution of Agreement and
            Plan of Merger